Exhibit 99.1

National Commerce Corporation Announces Third Quarter 2018 Earnings

BIRMINGHAM, AL (October 23, 2018) (GLOBE NEWSWIRE) -- National Commerce Corporation (Nasdaq: NCOM) (“NCC” or the “Company”), the parent company of National Bank of Commerce (“NBC”), today reported third quarter 2018 net income to common shareholders of $12.0 million, compared to $6.7 million for the third quarter of 2017. Diluted net earnings per share were $0.59 in the third quarter of 2018, compared to $0.61 in the second quarter of 2018 and $0.46 in the third quarter of 2017.

“We are pleased to report our third quarter results, including an increase in our loan growth,” said Richard Murray, IV, President and Chief Executive Officer of the Company. “Loans grew at a 16.4% annualized rate this quarter, excluding loans acquired in the Premier and First Landmark acquisitions.”

During the third quarter of 2018, the Company closed two previously announced acquisitions. On July 1, 2018, the Company completed its acquisition of Premier Community Bank of Florida (“Premier”), headquartered in Bradenton, Florida.  On August 1, 2018, the Company completed its acquisition of Landmark Bancshares, Inc. (“Landmark”) and its wholly owned subsidiary, First Landmark Bank, headquartered in Marietta, Georgia.  A majority of the expected reduction in non-interest expense associated with these acquisitions has not been realized, as the core system conversion for Landmark will be completed in October and the Premier conversion is scheduled for the second quarter of 2019.

Several important measures from the third quarter of 2018 are as follows:

●	Merger and conversion-related expenses during the quarter were $897 thousand, or $752 thousand after taxes, equivalent to $0.04 per diluted share.

●

Net Interest Margin (taxable equivalent) of 4.69% for the third quarter of 2018, compared to 4.77% for the second quarter of 2018 and 4.58% for the third quarter of 2017.  Overall loan yields during the third quarter of 2018 were flat with the second quarter of 2018. The rate paid on interest-bearing liabilities for the third quarter of 2018 was 1.05%, compared to 0.93% for the second quarter of 2018 and 0.70% for the third quarter of 2017.

●

Net interest income for the second and third quarters of 2018 includes $1.9 million of loan accretion income. Excluding accretion income from each period, the net interest margin for the third quarter of 2018 was 4.46%, compared to 4.49% for the second quarter of 2018.

●

Core bank loan yields (excluding interest on factored receivables) during the third quarter of 2018 increased 0.09% compared to the second quarter of 2018. Loan yields, excluding factored receivables and accretion income, increased 0.16% during the third quarter of 2018 compared to the second quarter of 2018.

●	Return on Average Assets (“ROAA”) of 1.23% for the third quarter of 2018, compared to 1.36% for the second quarter of 2018 and 1.08% for the third quarter of 2017.

●	ROAA (excluding merger/conversion-related expenses) of 1.31% for the third quarter of 2018, compared to 1.42% for the second quarter of 2018 and 1.14% for the third quarter of 2017.

●	Return on Average Tangible Common Equity (“ROATCE”) of 12.09% for the third quarter of 2018, compared to 12.73% for the second quarter of 2018 and 9.94% for the third quarter of 2017.

●	ROATCE (excluding merger/conversion-related expenses) of 12.85% for the third quarter of 2018, compared to 13.26% for the second quarter of 2018 and 10.45% for the third quarter of 2017.

●	Excluding the acquired loans of Landmark and Premier, loans grew $103.0 million during the third quarter of 2018, representing a 16.4% annualized growth rate.

●	Excluding the acquired deposits of Landmark and Premier, deposits grew $2.7 million during the third quarter of 2018, representing a 0.4% annualized growth rate.

●	$116.5 million in 2018 third quarter mortgage production, compared to $149.6 million during the second quarter of 2018 and $122.7 million during the third quarter of 2017.

●	$315.3 million in 2018 third quarter purchased volume in the factoring division, compared to $309.5 million for the second quarter of 2018 and $259.5 million for the third quarter of 2017.

●	Non-acquired non-performing assets of $1.1 million at September 30, 2018, compared to $1.0 million at June 30, 2018 and $1.9 million at September 30, 2017.

●

Annualized net charge-offs of 0.03% of average loans outstanding for the third quarter of 2018, compared to net charge-offs of 0.11% for the second quarter of 2018 and 0.05% for the third quarter of 2017.

●	Provision for loan losses of $1.0 million for the third quarter of 2018, compared to $856 thousand for the second quarter of 2018 and $1.1 million for the third quarter of 2017.

●	Ending tangible book value per share of $20.09.

●	Ending book value per share of $33.16.

●	The Company announced the closure of a branch located in Jacksonville, Florida, which is expected to occur in December of this year.

The Company will host a live audio webcast conference call beginning at 8:30 a.m. Central Time on October 24, 2018 to discuss earnings and operating results for the 2018 third quarter. Investors may call in (toll free) by dialing (844) 296-8205 (conference ID 5649689).  A replay of the conference call will be available until October 26, 2018 and can be accessed by dialing (855) 859-2056.

Investors who plan to participate in the live webcast of the conference call should access the webcast by visiting www.nationalbankofcommerce.com, and then clicking on the “Investor Relations” link under the “Learn More” tab located on that webpage.  A replay of the webcast will be available on the website for one year.  A copy of the news release will also be available at the same location.

Use of Non-GAAP Financial Measures

Some of the financial measures presented in this press release and included in the accompanying unaudited financial statements are not measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include adjusted net earnings per diluted share, return on average assets (excluding merger/conversion related expenses), return on average tangible common equity (excluding merger/conversion-related expenses), tangible common equity, return on average tangible common equity, tangible book value per share, efficiency ratio and operating efficiency ratio. The Company’s management uses the non-GAAP financial measures set forth below in its analysis of the Company’s performance.

●

“Adjusted net earnings per diluted share” is defined as net income to common share shareholders adjusted for the after-tax effect of merger/conversion-related expenses during the period divided by diluted shares outstanding.

●

“Return on average assets (excluding merger/conversion-related expenses)” is defined as net income to common share shareholders adjusted for the after-tax effect of merger/conversion-related expenses during the period divided by average assets for the period.

●

“Return on average tangible common equity (excluding merger/conversion-related expenses)” is defined as net income to common shareholders adjusted for the after-tax effect of merger/conversion-related expenses during the period divided by average tangible common equity for the period.

The Company’s management believes that these measures provide useful information to management and investors because they eliminate the impact of merger/conversion-related expenses from each period to provide a meaningful comparison to other periods and other companies that might not have this category of expenses. The Company’s management believes that it is appropriate to exclude merger/conversion-related expenses in its presentation of these measures because the costs vary based on factors specific to each acquisition and are not indicative of the costs of operating the Company’s core business.

●	“Tangible common equity” is defined as total shareholders’ equity less goodwill, other intangible assets and minority interest not included in intangible assets.

●	“Average tangible common equity” is defined as the average of tangible common equity for the applicable period.

●	“Return on average tangible common equity,” or ROATCE, is defined as net income available to common shareholders divided by average tangible common equity.

●

“Tangible book value per share” is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period to period in book value per share, exclusive of changes in intangible assets.

The Company’s management believes that these measures, each of which utilizes the concept of tangible common equity rather than total common equity, provide useful information to management and investors because they eliminate the impact of goodwill and other intangible assets created in an acquisition. These measures are commonly used by investors when assessing financial institutions.

●

“Efficiency ratio” is defined as noninterest expense divided by operating revenue (which is equal to net interest income plus noninterest income), excluding one-time gains and losses on sales of securities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

●

“Operating efficiency ratio” is defined as noninterest expense divided by operating revenue, excluding one-time gains and losses on sales of securities and one-time gains and expenses related to merger and acquisition activities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

The Company’s management believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company’s financial condition, results of operations and cash flows computed in accordance with GAAP; however, the Company acknowledges that these non-GAAP financial measures have a number of limitations. As such, the Company cautions readers that these disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and that these disclosures are not necessarily comparable to non-GAAP financial measures that other companies use. These non-GAAP financial measures exclude various items detailed in the attached “Non-GAAP Reconciliation.”

About National Commerce Corporation

National Commerce Corporation (Nasdaq: NCOM), a Delaware corporation, is a financial holding company headquartered in Birmingham, Alabama.  Its wholly-owned subsidiary, National Bank of Commerce, provides a broad array of financial services for commercial and consumer customers through seven full-service banking offices in Alabama, twenty-five full-service banking offices in Florida and five full-service banking offices in the Atlanta, Georgia metro area.  National Bank of Commerce conducts business under a number of trade names unique to its local markets, including United Legacy Bank, Reunion Bank of Florida, Private Bank of Buckhead, Private Bank of Decatur, PrivatePlus Mortgage, Patriot Bank, FirstAtlantic Bank, Premier Community Bank of Florida and First Landmark Bank.

Additionally, National Bank of Commerce owns a majority stake in Corporate Billing, LLC, a transaction-based finance company headquartered in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers throughout the United States and parts of Canada.

National Commerce Corporation files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about National Commerce Corporation and National Bank of Commerce may be obtained at www.nationalbankofcommerce.com.

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of NCC’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in NCC’s Annual Report on Form 10-K for the year ended December 31, 2017 and described in any subsequent reports that NCC has filed with the SEC. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, and these statements should not be relied upon as predictions of future events. NCC undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, NCC cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Contact:

National Commerce Corporation

William E. Matthews, V	Lowell Womack, Jr.
President and Chief Financial Officer	Director of Financial Reporting
(205) 313-8100	(205) 313-8100

NATIONAL COMMERCE CORPORATION
Unaudited Financial Highlights
(In thousands, except share and per share amounts and percentages or as otherwise noted)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Earnings Summary
Interest income	$46,195	$37,713	$36,320	$30,224	$28,202
Interest expense	6,174	4,310	3,420	2,824	2,561
Net interest income	40,021	33,403	32,900	27,400	25,641
Provision for loan losses	1,001	856	1,318	1,478	1,105
Gain (loss) on sale of securities	-	2	191	(119)	-
Other noninterest income (1)	4,768	4,673	4,517	4,744	4,546
Merger/conversion-related expenses (2)	897	542	2,396	1,172	417
Other noninterest expense (3)	26,199	22,077	21,579	17,838	17,570
Income before income taxes	16,692	14,603	12,315	11,537	11,095
Income tax expense	4,040	3,303	2,776	3,890	3,828
Deferred tax asset write-down	-	-	-	6,231	-
Total income tax expense	4,040	3,303	2,776	10,121	3,828
Net income before minority interest	12,652	11,300	9,539	1,416	7,267
Net income attributable to minority interest	676	616	456	413	570
Net income to common shareholders	$11,976	$10,684	$9,083	$1,003	$6,697

Weighted average common and diluted shares outstanding
Basic	19,838,772	17,236,525	17,209,551	14,783,597	14,300,974
Diluted	20,360,770	17,642,926	17,612,298	15,173,984	14,679,546

Net earnings per common share
Basic	$0.60	$0.62	$0.53	$0.07	$0.47
Diluted	$0.59	$0.61	$0.52	$0.07	$0.46

Adjusted net earnings per diluted share (excluding merger/conversion-related expenses)	$0.63	$0.63	$0.62	$0.12	$0.48

	September 30,	June 30,	March 31,	December 31,	September 30,
Selected Performance Ratios	2018	2018	2018	2017	2017
Return on average assets (ROAA) (4)	1.23%	1.36%	1.18%	0.15%	1.08%
ROAA (excluding merger/conversion-related expenses)	1.31	1.42	1.42	0.28	1.14
Return on average equity (ROAE)	7.40	8.39	7.35	0.99	7.06
Return on average tangible common equity (ROATCE)	12.09	12.73	11.27	1.41	9.94
ROATCE (excluding merger/conversion-related expenses)	12.85	13.26	13.54	2.55	10.45
Net interest margin - taxable equivalent	4.69	4.77	4.80	4.63	4.58
Efficiency ratio	60.50	59.40	64.08	59.14	59.59
Operating efficiency ratio (3)	58.49	57.98	57.67	55.49	58.20
Noninterest income / average assets (annualized)	0.49	0.60	0.59	0.72	0.73
Noninterest expense / average assets (annualized)	2.78	2.88	3.12	2.88	2.90
Yield on loans	5.74	5.74	5.66	5.45	5.45
Cost of total deposits	0.70%	0.60%	0.47%	0.43%	0.41%

	September 30,	June 30,	March 31,	December 31,	September 30,
Factoring Metrics	2018	2018	2018	2017	2017
Recourse purchased volume	$132,531	$127,680	$115,970	$108,628	$104,304
Non-recourse purchased volume	182,742	181,835	167,015	158,565	155,157
Total purchased volume	$315,273	$309,515	$282,985	$267,193	$259,461
Average turn (days)	44.56	42.85	42.25	43.59	41.11
Net charge-offs / total purchased volume	0.03%	0.06%	0.14%	0.18%	0.05%
Average discount rate	1.64%	1.63%	1.64%	1.59%	1.58%

	September 30,	June 30,	March 31,	December 31,	September 30,
Mortgage Metrics	2018	2018	2018	2017	2017
Total production ($)	$116,540	$149,640	$114,850	$120,969	$122,656
Refinance (%)	23.4%	17.0%	27.8%	22.1%	23.6%
Purchases (%)	76.6%	83.0%	72.2%	77.9%	76.4%

NATIONAL COMMERCE CORPORATION
Unaudited Financial Highlights
(In thousands, except share and per share amounts and percentages or as otherwise noted)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
Balance Sheet Highlights	2018	2018	2018	2017	2017
Cash and cash equivalents	$200,291	$217,773	$132,825	$235,288	$134,549
Total investment securities	211,182	161,542	169,868	111,396	111,158
Mortgage loans held-for-sale	15,533	24,455	21,077	29,191	15,278
Acquired purchased credit-impaired loans	40,922	26,942	29,359	25,696	26,924
Acquired non-purchased credit-impaired loans	1,262,636	714,359	783,556	538,276	561,118
Nonacquired loans held for investment (5)	1,774,835	1,614,376	1,531,475	1,455,376	1,349,254
CBI loans (factoring receivables)	151,985	141,455	136,194	118,710	119,110
Total gross loans held for investment	3,230,378	2,497,132	2,480,584	2,138,058	2,056,406
Allowance for loan losses	16,759	15,997	15,839	14,985	14,264
Total intangibles	269,297	173,590	174,225	117,849	119,688
Total assets	4,103,345	3,214,367	3,113,766	2,737,676	2,549,134
Total deposits	3,331,682	2,643,713	2,551,517	2,285,831	2,097,373
FHLB advances	2,000	7,000	7,000	7,000	7,000
Securities sold under agreements to repurchase	18,340	-	-	-	941
Subordinated debt	37,211	24,580	24,567	24,553	24,540
Total liabilities	3,418,534	2,697,563	2,608,040	2,337,718	2,150,541
Minority interest	7,611	7,551	7,391	7,348	7,504
Common stock	206	172	172	148	148
Total shareholders' equity	684,811	516,804	505,726	399,958	398,593
Tangible common equity	$414,837	$342,597	$331,044	$281,695	$278,335
End of period common shares outstanding	20,649,948	17,246,659	17,229,043	14,788,436	14,777,230

	As of and For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Asset Quality Analysis	2018	2018	2018	2017	2017
Nonacquired
Nonaccrual loans	$231	$294	$367	$82	$70
Other real estate and repossessed assets	340	340	-	-	150
Loans past due 90 days or more and still accruing	484	408	723	677	1,690
Total nonacquired nonperforming assets	$1,055	$1,042	$1,090	$759	$1,910

Acquired
Nonaccrual loans	$4,050	$2,461	$2,412	$2,640	$2,625
Other real estate and repossessed assets	999	999	999	1,094	1,021
Loans past due 90 days or more and still accruing	-	-	-	-	-
Total acquired nonperforming assets	$5,049	$3,460	$3,411	$3,734	$3,646

Selected asset quality ratios
Nonperforming assets / Assets	0.15%	0.14%	0.14%	0.16%	0.22%
Nonperforming assets / (Loans + OREO + repossessed assets)	0.19	0.18	0.18	0.21	0.27
Net charge-offs (recoveries) to average loans (annualized)	0.03	0.11	0.08	0.14	0.05
Allowance for loan losses to total loans	0.52	0.64	0.64	0.70	0.69
Nonacquired nonperforming assets / (Nonacquired loans + nonacquired OREO + nonacquired repossessed assets) (5)	0.06	0.06	0.07	0.05	0.14
Allowance for loan losses / (Nonacquired nonaccrual loans + nonacquired loans past due 90 days or more and still accruing)	2,343.92	2,278.77	1,453.12	1,974.31	810.45

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
Additional Information - Allowance for Loan Losses	2018	2018	2018	2017	2017
Allowance for loan losses excluding CBI loans (factoring receivables)	16,159	15,397	15,239	14,385	13,764
Nonacquired loans held for investment (5)	1,774,835	1,614,376	1,531,475	1,455,376	1,349,254
Allowance for loan losses allocated to CBI loans (factoring receivables)	600	600	600	600	500
CBI loans (factoring receivables)	151,985	141,455	136,194	118,710	119,110

NATIONAL COMMERCE CORPORATION
Unaudited Financial Highlights
(In thousands, except share and per share amounts and percentages or as otherwise noted)

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Taxable Equivalent Yields/Rates	2018	2018	2018	2017	2017
Interest income:
Loans	5.74%	5.74%	5.66%	5.45%	5.45%
Mortgage loans held-for-sale	4.92	3.71	4.85	2.96	3.56
Interest on securities:
Taxable	3.10	3.14	3.11	3.09	3.03
Non-taxable	4.01	4.23	4.06	4.81	4.86
Cash balances in other banks	2.13	1.80	1.55	1.37	1.32
Funds sold	-	-	1.38	-	-
Total interest-earning assets	5.41	5.38	5.29	5.10	5.04

Interest expense:
Interest on deposits	0.97	0.84	0.67	0.62	0.59
Interest on FHLB advances	3.09	4.13	4.11	4.02	4.08
Interest on securities sold under agreements to repurchase	1.05	-	-	-	-
Interest on subordinated debt	6.47	6.30	6.41	6.27	6.27
Total interest-bearing liabilities	1.05	0.93	0.76	0.73	0.70
Net interest spread	4.36	4.45	4.53	4.37	4.34
Net interest margin	4.69%	4.77%	4.80%	4.63%	4.58%

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Shareholders' Equity and Capital Ratios
Tier 1 leverage ratio	11.40%	11.24%	10.98%	10.89%	11.42%
Common equity tier 1 capital ratio	13.03	13.43	13.03	12.54	12.78
Tier 1 risk-based capital ratio	13.03	13.43	13.03	12.54	12.78
Total risk-based capital ratio	14.74	15.06	14.66	14.37	14.64
Equity / Assets	16.69	16.08	16.24	14.61	15.64
Tangible common equity to tangible assets	10.82%	11.27%	11.26%	10.75%	11.46%
Book value per share	$33.16	$29.97	$29.35	$27.05	$26.97
Tangible book value per share	$20.09	$19.86	$19.21	$19.05	$18.84

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Detail of Noninterest Income
Service charges and fees on deposit accounts	$1,166	$1,029	$1,012	$733	$671
Mortgage origination and fee income	1,825	2,262	1,895	2,450	2,780
Merchant sponsorship revenue	749	675	720	592	622
Income from bank-owned life insurance	323	276	286	210	210
Wealth management fees	16	15	15	11	12
(Loss) gain on sale of other real estate	-	(32)	171	(66)	6
Gain (loss) on sale of investments	-	2	191	(119)	-
Other noninterest income	689	448	418	814	245
Total noninterest income	$4,768	$4,675	$4,708	$4,625	$4,546

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Detail of Noninterest Expense
Salaries and employee benefits	$14,336	$12,498	$12,460	$10,016	$9,804
Commission-based compensation	1,876	1,825	1,501	1,700	1,748
Occupancy and equipment, net	2,439	2,025	1,994	1,649	1,608
Data processing expenses	1,820	1,369	3,356	1,437	976
Advertising and marketing expenses	296	361	268	349	309
Legal fees	384	496	160	219	204
FDIC insurance assessments	267	226	281	145	351
Property and casualty insurance premiums	232	251	224	253	229
Accounting and audit expenses	388	332	335	209	288
Consulting and other professional expenses	1,347	568	538	888	510
Telecommunications expenses	295	227	229	217	203
ORE, Repo asset and other collection expenses	63	71	69	75	26
Core deposit intangible amortization	1,306	738	739	393	366
Other noninterest expense	2,047	1,632	1,821	1,460	1,365
Total noninterest expense	$27,096	$22,619	$23,975	$19,010	$17,987

NATIONAL COMMERCE CORPORATION
Unaudited Financial Highlights
(In thousands, except share and per share amounts and percentages or as otherwise noted)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
Non-GAAP Reconciliation	2018	2018	2018	2017	2017
Total shareholders' equity	$684,811	$516,804	$505,726	$399,958	$398,593
Less: intangible assets	269,297	173,590	174,225	117,849	119,688
Less: minority interest not included in intangible assets	677	617	457	414	570
Tangible common equity	$414,837	$342,597	$331,044	$281,695	$278,335
Common shares outstanding at year or period end	20,649,948	17,246,659	17,229,043	14,788,436	14,777,230
Tangible book value per share	$20.09	$19.86	$19.21	$19.05	$18.84
Total assets at end of period	$4,103,345	$3,214,367	$3,113,766	$2,737,676	$2,549,134
Less: intangible assets	269,297	173,590	174,225	117,849	119,688
Adjusted total assets at end of period	$3,834,048	$3,040,777	$2,939,541	$2,619,827	$2,429,446
Tangible common equity to tangible assets	10.82%	11.27%	11.26%	10.75%	11.46%

	For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Non-GAAP Reconciliation
Net income to common shareholders	$11,976	$10,684	$9,083	$1,003	$6,697
Plus: merger/conversion-related expenses (net of tax)	752	445	1,826	815	340
Adjusted net income to common shareholders	$12,728	$11,129	$10,909	$1,818	$7,037
Net earnings per common share	$0.59	$0.61	$0.52	$0.07	$0.46
Effect to adjust for merger/conversion-related expenses (net of tax)	0.04	0.02	0.10	0.05	0.02
Adjusted net earnings per diluted share	$0.63	$0.63	$0.62	$0.12	$0.48
Total average shareholders' equity	$642,367	$510,958	$500,901	$402,317	$376,129
Less: average intangible assets	248,900	173,953	173,766	119,415	108,553
Less: average minority interest not included in intangible assets	435	366	326	357	356
Average tangible common equity	$393,032	$336,639	$326,809	$282,545	$267,220
Net income to common shareholders	11,976	10,684	9,083	1,003	6,697
Return on average tangible common equity (ROATCE)	12.09%	12.73%	11.27%	1.41%	9.94%
Return on average tangible common equity	12.09%	12.73%	11.27%	1.41%	9.94%
Effect of merger/conversion-related expenses (net of tax)	0.76	0.53	2.27	1.14	0.50
ROATCE (excluding merger/conversion-related expenses)	12.85%	13.26%	13.54%	2.55%	10.45%
Return on average assets	1.23%	1.36%	1.18%	0.15%	1.08%
Effect of merger/conversion-related expenses (net of tax)	0.08	0.06	0.24	0.12	0.05
ROAA (excluding merger/conversion related-expenses)	1.31%	1.42%	1.42%	0.28%	1.14%
Efficiency ratio:
Net interest income	$40,021	$33,403	$32,900	$27,400	$25,641
Total noninterest income	4,768	4,675	4,708	4,625	4,546
Less: Gain (loss) on sale of securities	-	2	191	(119)	-
Operating revenue	$44,789	$38,076	$37,417	$32,144	$30,187
Expenses:
Total noninterest expenses	$27,096	$22,619	$23,975	$19,010	$17,987
Efficiency ratio	60.50%	59.40%	64.08%	59.14%	59.59%
Operating efficiency ratio:
Net interest income	$40,021	$33,403	$32,900	$27,400	$25,641
Total noninterest income	4,768	4,675	4,708	4,625	4,546
Less: Gain (loss) on sale of securities	-	2	191	(119)	-
Operating revenue	$44,789	$38,076	$37,417	$32,144	$30,187
Expenses:
Total noninterest expenses	$27,096	$22,619	$23,975	$19,010	$17,987
Less: merger/conversion-related expenses	897	542	2,396	1,172	417
Adjusted noninterest expenses	$26,199	$22,077	$21,579	$17,838	$17,570
Operating efficiency ratio	58.49%	57.98%	57.67%	55.49%	58.20%

(1) Excludes securities gains
(2) After-tax impact of merger/conversion-related expenses of $752, $445, $1,826, $815 and $340, respectively, for the periods presented
(3) Excludes merger/conversion-related expenses
(4) Net income to common shareholders / average assets
(5) Excludes CBI loans (factoring receivables)

NATIONAL COMMERCE CORPORATION
Unaudited Consolidated Balance Sheets
(In thousands, except share and per share data)

	September 30, 2018	December 31, 2017
Assets
Cash and due from banks	$62,364	$36,246
Interest-bearing deposits with banks	137,927	199,042
Cash and cash equivalents	200,291	235,288
Investment securities held-to-maturity (fair value of $24,447 and $25,932 at September 30, 2018 and December 31, 2017, respectively)	25,203	25,562
Investment securities available-for-sale	185,979	85,834
Other investments	13,743	11,350
Mortgage loans held-for-sale	15,533	29,191
Loans, net of unearned income	3,230,378	2,138,058
Less: allowance for loan losses	16,759	14,985
Loans, net	3,213,619	2,123,073
Premises and equipment, net	86,811	52,455
Accrued interest receivable	10,494	6,157
Bank-owned life insurance	51,573	31,584
Other real estate	1,339	1,094
Deferred tax assets, net	18,041	12,041
Goodwill	249,459	113,394
Core deposit intangible, net	19,838	4,455
Other assets	11,422	6,198
Total assets	$4,103,345	$2,737,676

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing demand	$932,089	$697,144
Interest-bearing demand	663,155	362,266
Savings and money market	1,218,215	951,846
Time	518,223	274,575
Total deposits	3,331,682	2,285,831
Federal Home Loan Bank advances	2,000	7,000
Securities sold under agreements to repurchase	18,340	-
Subordinated debt	37,211	24,553
Accrued interest payable	1,790	900
Other liabilities	27,511	19,434
Total liabilities	3,418,534	2,337,718

Shareholders’ equity:
Preferred stock, 250,000 shares authorized, no shares issued or outstanding	-	-
Common stock, $0.01 par value, 30,000,000 shares authorized, 20,649,948 and 14,788,436 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	206	148
Additional paid-in capital	604,129	347,999
Retained earnings	75,732	43,989
Accumulated other comprehensive (loss) income	(2,867)	474
Total shareholders' equity attributable to National Commerce Corporation	677,200	392,610
Noncontrolling interest	7,611	7,348
Total shareholders' equity	684,811	399,958
Total liabilities and shareholders' equity	$4,103,345	$2,737,676

NATIONAL COMMERCE CORPORATION
Unaudited Consolidated Statements of Earnings
(In thousands, except share and per share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Interest and dividend income:
Interest and fees on loans	$43,691	$26,780	$113,827	$75,360
Interest and dividends on taxable investment securities	1,496	694	3,878	1,871
Interest on non-taxable investment securities	190	195	570	592
Interest on interest-bearing deposits and federal funds sold	818	533	1,953	1,744
Total interest income	46,195	28,202	120,228	79,567
Interest expense:
Interest on deposits	5,561	2,101	12,374	6,165
Interest on FHLB advances	27	72	170	212
Interest on securities sold under agreements to repurchase	49	-	49	1
Interest on subordinated debt	537	388	1,311	1,165
Total interest expense	6,174	2,561	13,904	7,543
Net interest income	40,021	25,641	106,324	72,024
Provision for loan losses	1,001	1,105	3,175	2,416
Net interest income after provision for loan losses	39,020	24,536	103,149	69,608
Other income:
Service charges and fees on deposit accounts	1,166	671	3,207	1,978
Mortgage origination and fee income	1,825	2,780	5,982	9,079
Merchant sponsorship revenue	749	622	2,144	1,968
Income from bank-owned life insurance	323	210	885	645
Wealth management fees	16	12	46	36
Gain (loss) on other real estate	-	6	139	110
Gain on sale of investment securities available-for-sale	-	-	193	28
Other	689	245	1,555	1,242
Total other income	4,768	4,546	14,151	15,086
Other expense:
Salaries and employee benefits	14,336	9,804	39,294	29,540
Commission-based compensation	1,876	1,748	5,202	5,155
Occupancy and equipment, net	2,439	1,608	6,458	4,560
Core deposit intangible amortization	1,306	366	2,783	1,062
Other operating expense	7,139	4,461	19,953	13,868
Total other expense	27,096	17,987	73,690	54,185
Earnings before income taxes	16,692	11,095	43,610	30,509
Income tax expense	4,040	3,828	10,119	9,950
Net earnings	12,652	7,267	33,491	20,559
Less: Net earnings attributable to noncontrolling interest	676	570	1,748	1,494
Net earnings attributable to National Commerce Corporation	$11,976	$6,697	$31,743	$19,065

Weighted average common and diluted shares outstanding
Basic	19,838,772	14,300,974	18,104,834	13,469,327
Diluted	20,360,770	14,679,546	18,561,522	13,854,074

Basic earnings per common share	$0.60	$0.47	$1.75	$1.42
Diluted earnings per common share	$0.59	$0.46	$1.71	$1.38

NATIONAL COMMERCE CORPORATION
Average Balance Sheets and Net Interest Analysis

	For the Three Months Ended
(Dollars in thousands)	September 30, 2018			June 30, 2018			March 31, 2018			December 31, 2017			September 30, 2017
Interest-earning assets	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Loans	$3,002,640	$43,459	5.74%	$2,480,578	$35,501	5.74%	$2,451,352	$34,220	5.66%	$2,091,443	$28,704	5.45%	$1,937,115	$26,634	5.45%
Mortgage loans held-for-sale	18,935	235	4.92	23,247	215	3.71	17,402	208	4.85	18,237	136	2.96	16,811	151	3.56
Securities:
Taxable securities	191,157	1,496	3.10	155,062	1,212	3.14	152,748	1,170	3.11	97,175	756	3.09	90,969	694	3.03
Tax-exempt securities	25,102	254	4.01	24,393	257	4.23	25,169	252	4.06	25,005	303	4.81	25,286	310	4.86
Cash balances in other banks	152,715	818	2.13	132,868	596	1.80	138,358	529	1.55	128,606	443	1.37	159,973	533	1.32
Funds sold	-	-	0.00	-	-	0.00	2,946	10	1.38	-	-	0.00	-	-	0.00
Total interest-earning assets	3,390,549	$46,262	5.41	2,816,148	$37,781	5.38	2,787,975	$36,389	5.29	2,360,466	$30,342	5.10	2,230,154	$28,322	5.04
Noninterest-earning assets	475,094			333,297			328,605			255,239			228,231
Total assets	$3,865,643			$3,149,445			$3,116,580			$2,615,705			$2,458,385

Interest-bearing liabilities
Interest-bearing transaction accounts	$644,863	$877	0.54%	$517,769	$632	0.49%	$423,537	$322	0.31%	$331,876	$277	0.33%	$314,925	$207	0.26%
Savings and money market deposits	1,162,707	3,114	1.06	975,986	2,182	0.90	1,038,751	1,816	0.71	884,660	1,381	0.62	827,526	1,233	0.59
Time deposits	470,211	1,570	1.32	342,890	1,038	1.21	327,011	823	1.02	285,669	707	0.98	273,630	661	0.96
Federal Home Loan Bank	3,467	27	3.09	7,000	72	4.13	7,000	71	4.11	7,000	71	4.02	7,000	72	4.08
Securities sold under agreements to repurchase	18,457	49	1.05	-	-	0.00	-	-	0.00	381	-	0.00	228	-	0.00
Subordinated debt	32,950	537	6.47	24,574	386	6.30	24,560	388	6.41	24,547	388	6.27	24,533	388	6.27
Total interest-bearing liabilities	2,332,655	$6,174	1.05	1,868,219	$4,310	0.93	1,820,859	$3,420	0.76	1,534,133	$2,824	0.73	1,447,842	$2,561	0.70
Noninterest-bearing deposits	866,974			746,940			772,358			657,786			615,130
Total funding sources	3,199,629			2,615,159			2,593,217			2,191,919			2,062,972
Noninterest-bearing liabilities	23,647			23,328			22,462			21,469			19,284
Shareholders' equity	642,367			510,958			500,901			402,317			376,129
	$3,865,643			$3,149,445			$3,116,580			$2,615,705			$2,458,385
Net interest rate spread			4.36%			4.45%			4.53%			4.37%			4.34%
Net interest income/margin (taxable equivalent)		40,088	4.69%		33,471	4.77%		32,969	4.80%		27,518	4.63%		25,761	4.58%
Tax equivalent adjustment		67			68			69			118			120
Net interest income/margin		$40,021	4.68%		$33,403	4.76%		$32,900	4.79%		$27,400	4.61%		$25,641	4.56%

NATIONAL COMMERCE CORPORATION
Average Balance Sheets and Net Interest Analysis

	For the Nine Months Ended
(Dollars in thousands, except yields and rates)	September 30, 2018			September 30, 2017
Interest-earning assets	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Loans	$2,646,876	$113,180	5.72%	$1,860,398	$74,835	5.38%
Mortgage loans held for sale	19,867	658	4.43	18,962	543	3.83
Securities:
Taxable securities	166,463	3,878	3.11	86,903	1,871	2.88
Tax-exempt securities	24,888	763	4.10	25,559	940	4.92
Cash balances in other banks	141,366	1,943	1.84	222,307	1,744	1.05
Funds sold	971	10	1.38	-	-	0.00
Total interest-earning assets	3,000,431	$120,432	5.37	2,214,129	$79,933	4.83
Non-interest earning assets	379,536			222,139
Total assets	$3,379,967			$2,436,268

Interest-bearing liabilities
Interest-bearing transactions accounts	$529,534	$1,831	0.46%	$329,444	$667	0.27%
Savings and money market deposits	1,059,602	7,112	0.90	817,815	3,467	0.57
Time deposits	380,562	3,431	1.21	289,924	2,031	0.94
Federal Home Loan Bank advances	5,809	170	3.91	7,000	212	4.05
Securities sold under agreements to repurchase	6,220	49	1.05	741	1	0.18
Subordinated debt	27,392	1,311	6.40	24,520	1,165	6.35
Total interest-bearing liabilities	2,009,119	$13,904	0.93	1,469,444	$7,543	0.69
Non-interest bearing deposits	795,771			609,698
Total funding sources	2,804,890			2,079,142
Non-interest bearing liabilities	23,150			17,566
Shareholders' equity	551,927			339,560
	$3,379,967			$2,436,268
Net interest rate spread			4.44%			4.14%
Net interest income/margin (taxable equivalent)		106,528	4.75%		72,390	4.37%
Tax equivalent adjustment		204			366
Net interest income/margin		$106,324	4.74%		$72,024	4.35%